Exhibit 10.43

THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF SERIES B PREFERRED STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED DECEMBER 21, 2000 BY AND AMONG, AEOLUS PHARMACEUTICALS, INC., ELAN INTERNATIONAL SERVICES, LTD. AND ELAN PHARMA INTERNATIONAL LIMITED.

AEOLUS PHARMACEUTICALS, INC.

CONVERTIBLE PROMISSORY NOTE

U.S. $452,658.60                                                 February 7, 2007

The undersigned, Aeolus Pharmaceuticals, Inc., a Delaware corporation with offices at 23811 Inverness Place, Laguna Niguel, California 92677 (the “Company”), unconditionally promises to pay to Elan Pharma International Limited, an Irish private limited liability company (“EPIL”), or its permitted assigns, transferees and successors as provided herein (collectively with EPIL, the “Holder”), on February 7, 2009 (the “Maturity Date”), at such place as may be designated by the Holder to the Company, the principal amount of Four Hundred Fifty Two Thousand Six Hundred Fifty Eight Dollars and Sixty Cents (U.S.$ 452,658.60) (excluding capitalized interest), together with interest thereon accrued at a rate per annum equal to 10.0%, compounded on a quarterly basis on each 90-day anniversary from and after the date hereof (each such date, a “Compounding Date”), which shall be capitalized and added to the principal amount outstanding hereunder.

SECTION 1.  SECURITIES PURCHASE AGREEMENT.

This Note is issued pursuant to a Securities Purchase Agreement, dated December 21, 2000, by and among the Company, Elan International Services, Ltd., a Bermuda exempted limited liability company (“EIS”), and EPIL (as amended at any time, the “Securities Purchase Agreement”), and the Holder hereof is intended to be afforded the benefits thereof, including the representations and warranties set forth therein. Capitalized terms used but not otherwise defined herein shall, unless otherwise indicated, have the meanings given such terms in the Securities Purchase Agreement.

SECTION 2.  PAYMENTS OF PRINCIPAL AND INTEREST.

Unless earlier converted in accordance with the terms of Section 4 below, or repaid in accordance with the terms hereof, the entire outstanding principal amount of this Note, together with any accrued interest thereon, shall be due and payable in full, at the option of the Company, (x) in cash or (y) by the issuance of a number of shares of Series B Convertible Preferred Stock, par value U.S.$0.01 per share (the “Series B Preferred Stock”), of the Company with an aggregate fair market value (based upon the value of the underlying shares of Common Stock, par value $.001 per share, of the Company (“Common Stock”) into which such shares of Series B Preferred Stock are convertible, as of the Maturity Date), equal to the entire outstanding principal amount of this Note, together with any accrued interest thereon (rounded down to the nearest whole share, with cash paid for a fractional share); provided, however, that if the Common Stock is not traded on a securities exchange, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, or the OTC Bulletin Board, the fair market value shall be reasonably determined by the Company’s Board of Directors in good faith and agreed to by the holder of this Note; and provided further, that if payment is made in shares of Series B Preferred Stock, the fair market value of the Common Stock, for purposes of calculating the number of shares of Series B Preferred Stock to be issued, shall not be less than U.S.$13.00 per share of Common Stock (subject to adjustment as provided in Section 4 hereof).

SECTION 3.  ADDITIONAL WARRANT.  In the event any payment made pursuant to the Note is effected by the Company by the issuance of shares of Series B Preferred Stock and the fair market value of the underlying shares of Common Stock is less than U.S. $13.00, then, after such payment pursuant to the Note is effected and the appropriate number of shares of Series B Preferred Stock is issued by the Company, the Company shall issue to EIS on the business day following the payment a warrant in substantially the form of Exhibit A attached hereto (the “Warrant) exercisable for a number of shares of Series B Preferred Stock equal to the sum of:

(a)  a number of shares obtained by dividing (I) the dollar value of the difference between the number of shares of Series B Preferred Stock that would have been issued upon such payment had the fair market value of the underlying shares of Common Stock been calculated at the actual fair market value (as provided in Section 2 of this Note), rather than at a price of U.S. $13.00, by (y) the fair market value (as provided in Section 2 of this Note) of a share of Common Stock on the date of issuance of the Warrant, and

(b)  a number of shares obtained by dividing (I) the aggregate exercise price of the number of shares calculated in clause (x) above by (y) the fair market value (as provided in Section 2 of this Note) of a share of Common Stock on the date of issuance of the Warrant.

The Warrant shall have (i) an exercise price per share equal to the par value of class or series of security that is the issuable upon exercise of the Warrant; (ii) a term of five years from the date of issuance, (iii) a cash-less exercise provision and (iv) customary anti-dilution adjustments in the event of stock splits, stock combination, reorganizations and similar events.

The parties hereby agree (a) that the Registration Rights Agreement, dated December 21, 2000, among the Company, EIS and EPIL, is hereby amended such that the definition of the term “Securities” shall include the shares of Common Stock issuable upon exercise of the Warrant and the shares of Common Stock issuable upon conversion of any shares of Series B Preferred Stock issuable upon exercise of the Warrant and (b) to execute, prior to or simultaneously with the issuance of the Warrant, any reasonable and customary investment representations or similar document to make the issuance of the Warrant comply with or qualify for exemption under federal, state and any other applicable jurisdiction’s securities laws.

EIS and EPIL acknowledge that, because the number of shares to be covered by the Warrant cannot be determined at the time of this Agreement, the Company might not have sufficient authorized shares of Series B Preferred Stock to enable the Company to issue the shares of Series B Preferred Stock issuable upon exercise of the Warrant or the shares of Common Stock issuable upon conversion of any shares of Series B Preferred Stock issued upon exercise of the Warrant and, accordingly, the Company might need to obtain stockholder approval for the issuance of the Warrant to comply with securities exchange rules or other governmental or regulatory regulations, and EIS and EPIL agree that such lack of approval or sufficient shares shall not be a breach by the Company of this Agreement or any other Transaction Document (as that term is defined in the Purchase Agreement).  In such event, the Company agrees to obtain the necessary approval of its stockholders and any governmental entity within 90 days of the exercise of the Warrant.

SECTION 4.  CONVERSION.

(a)  Conversion Right.

(i)  Until this Note is repaid in full, the Holder shall have the right from time to time, in its sole discretion, to convert all or any portion of the outstanding principal amount and accrued and unpaid interest then outstanding hereunder, (the “Conversion Right”), into such number of shares of Series B Preferred Stock that shall be obtained by dividing the sum of the outstanding principal amount and all accrued and unpaid interest by U.S.$9.00 per share, subject to adjustment as provided below in this Section (the “Conversion Price”).

(ii)  The Holder shall be entitled to exercise the Conversion Right from time to time as to the unconverted portion of this Note upon at least 10 days’ prior written notice to the Company, such notice to be in the form attached hereto as Annex I.  Within 10 days of the conversion date specified in such notice, the Company shall issue appropriate stock certificates to EPIL (or such affiliate designated by EPIL) representing the aggregate number of shares of Series B Preferred Stock due to EPIL as a result of such conversion.

(b)  Reclassification, Etc.  In case of (i) any reclassification, reorganization, change or conversion of securities of the class issuable upon conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder (other than a change in par value, or from par value to no par value), or (ii) any consolidation of the Company with or into another entity (other than a merger or consolidation with another entity in which the Company is the surviving entity and that does not result in any reclassification or change of the class of securities issuable upon the conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder), or (iii) any sale of all or substantially all the assets of the Company, then the Company, or such successor or purchasing entity, as the case may be, shall duly execute and deliver to the Holder a new Note or a supplement hereto (in form and substance reasonably satisfactory to the Holder of this Note), so that the Holder shall have the right to receive, in lieu of the shares of Series B Preferred Stock otherwise issuable upon the conversion of such outstanding principal amount and accrued and unpaid interest then outstanding hereunder, the kind and amount of shares of stock and other securities, money and property receivable upon such reclassification, reorganization, change, merger, consolidation or conversion by a holder of the number of shares of Series B Preferred Stock issuable upon conversion of this Note.  Such new Note shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.  The provisions of this Section 4(b) shall similarly attach to successive reclassifications, reorganizations, changes, mergers, consolidations, transfers or conversions.

(c)  If at any time while there is any outstanding principal amount and accrued interest then-outstanding hereunder the Company shall:

(i)  fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series B Preferred Stock or the determination of holders of Series B Preferred Stock entitled to receive a dividend or other distribution payable in additional shares of Series B Preferred Stock or other securities or property or rights convertible into, or entitling the holder thereof to receive directly or indirectly, any of the foregoing (hereinafter referred to as “Series B Preferred Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Series B Preferred Stock or the Series B Preferred Stock Equivalents (including the additional shares of Series B Preferred Stock or other securities or property issuable upon conversion or exercise thereof), then the Conversion Right shall be adjusted for, in addition to the number of shares of the Series B Preferred Stock otherwise deliverable upon exercise of the Conversion Right, and without adjustment to the Conversion Price, the amount of such additional shares of Series B Preferred Stock and any Series B Preferred Stock Equivalents that the holder hereof would have received or become entitled to receive on the same terms and conditions as if such holder had been a holder of record of such Series B Preferred Stock as shall have been deliverable immediately prior to such record date pursuant to the terms of this Section 4; or

(ii)  shall subdivide or combine its Series B Preferred Stock, (A) in the case of a subdivision, the Conversion Price shall be proportionately decreased and the number of Shares purchasable hereunder shall be proportionately increased, and (B) in the case of a combination, the Conversion Price shall be proportionately increased and the number of shares of Series B Preferred Stock purchasable hereunder shall be proportionately decreased.

(iii)  The following provisions shall apply for purposes of this Section 4:

(A)  the aggregate maximum number of shares of Series B Preferred Stock or other amount of securities or property issuable or deliverable as the case may be, or delivered upon conversion or exercise of Series B Preferred Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued or delivered at the time such Series B Preferred Stock Equivalents were issued;

(B)  in the event of any change in the number of shares of Series B Preferred Stock deliverable or in the consideration payable to the Company upon conversion or exercise of such Series B Preferred Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such Series B Preferred Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Series B Preferred Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities; and

(C)  upon the termination or expiration of the convertibility or exercisability of any such Series B Preferred Stock Equivalents, the Conversion Price, to the extent in any way affected by or computed using such Series B Preferred Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Series B Preferred Stock (and Series B Preferred Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Series B Preferred Stock Equivalents.

(d)  Other Distributions.  In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets, cash (excluding cash dividends declared out of retained earnings) or options or rights not referred to in the previous section (c), then, in each such case for the purpose of this section (d), the Holder shall be entitled to a proportionate share of any such distribution as though such Holder was a holder of the number of shares of Series B Preferred Stock of the Company into which this Note would be convertible as of the record date fixed for the determination of the holders of Series B Preferred Stock of the Company entitled to receive such distribution.

(e)  No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as maybe necessary or appropriate in order to protect the rights of EPIL against impairment.

(f)  Notice of Adjustments.  Whenever the consideration issuable upon a conversion hereunder shall be changed pursuant to this Section 4, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the change and the kind and amount of shares of stock and other securities, money and property subsequently issuable upon a conversion hereof.  Such certificate shall be signed by its chief financial officer and shall be delivered to EPIL.

(g)  Fractional Shares, Rounding.  No fractional shares of Series B Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the applicable Conversion Price.  All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

SECTION 5.  EVENTS OF DEFAULT.

The occurrence of any of the following events shall constitute an event of default (an “Event of Default”):

(a)  a default in the payment of the principal amount of this Note, when and as the same shall become due and payable;

(b)  a default in the payment of any accrued and unpaid interest on this Note, when and as the same shall become due and payable;

(c)  a breach by the Company of its obligations under any of the Transaction Documents, which breach remains uncured at the conclusion of the cure period specified within the relevant Transaction Documents, after written notice thereof by EPIL;

(d)  a distress, execution, sequestration or other process is levied or enforced upon the Company or sued out against a material part of its property which is not discharged or challenged within 60 days;

(e)  the Company is unable to pay its debts in the normal course of business;

(f)  the Company ceases wholly or substantially to carry on its business (other than as a result of the merger or consolidation of the Company with another entity), without the prior written consent of the Holder (such consent not to be unreasonably withheld); or

(g)  the appointment of a liquidator, receiver, administrator, examiner, trustee or similar officer of the Company or over all or substantially all of its assets under the law.

SECTION 6.  REMEDIES IN THE EVENT OF DEFAULT.

(a)  In the case of any Event of Default by the Company, the Holder may in its sole discretion demand that the aggregate amount of funds advanced to the Company under this Note and outstanding hereunder and accrued and unpaid interest thereon shall, in addition to all other rights and remedies of the Holder hereunder and under applicable law, be and become immediately due and payable upon written notice delivered by the Holder to the Company.

Notwithstanding the preceding sentence, the rights of the Holder as set forth in Sections 3, 4 and 5 hereunder shall survive any such acceleration and payment.

(b)  The Company hereby waives demand and presentment for payment, notice of nonpayment, protest and notice of protest, diligence, filing suit, and all other notice and promises to pay the Holder its costs of collection of all amounts due hereunder, including reasonable attorneys’ fees.

(c)  In the case of any Event of Default under this Note by the Company, this Note shall continue to bear interest after such default at the interest rate otherwise in effect hereunder plus 3% perannum (but in any event not in excess of the maximum rate of interest permitted by applicable law).

SECTION 7.  VOTING RIGHTS.

This Note shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to its conversion.

SECTION 8.  SENIORITY.

The Company shall not incur any indebtedness for money borrowed which shall rank senior to this Note, without the prior written consent of the Holder; provided, however, that the Company’s capital leases and senior working capital facilities shall be senior to this Note so long as (i) in the case of the capital lease, the amount of principal attributable to the equipment leased does not exceed the purchase price thereof at any time, (ii) in the case of the working capital facilities, the maximum outstanding principal amount thereunder shall not exceed U.S.$1,000,000 and (iii) the capital leases and working capital facilities contain customary terms, including events of default provisions, cross-default provisions and covenant default provisions.

SECTION 9.  MISCELLANEOUS.

(a)  This Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  All or any part of this Note may be assigned or transferred by the Holder and its permitted assigns and transferees to their respective affiliates and subsidiaries, as well as any special purpose financing or similar vehicle established by the Holder.  Other than as set forth above, no party shall assign or transfer all or any part of this Note, or any interest therein, without the prior written consent of the other party.

(b)  All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as follows:

(i)  if to the Company, to:

Aeolus Pharmaceuticals, Inc.
23811 Inverness Place
Laguna Niguel, California 92677
Attention: Chief Financial Officer
Facsimile: (949) 481-9829

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
3579 Valley Centre Drive
San Diego, CA  92130
Attention: Leigh P. Ryan
Facsimile: (858) 720-2555

(ii)  if to EPIL, to:

Elan Pharma International Limited
c/o 102 St. James Court
Flatts, Smith’s Parish
Bermuda FL04
Attention: President
Facsimile: (441) 292-2224

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 9.  Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, the date of telephone confirmation of receipt.

(c)  This Note may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and the Holder dated after the date hereof.

(d)  This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws, and in accordance with Section 13 of the Securities Purchase Agreement.  Any dispute under this Note that is not settled by mutual consent maybe finally adjudicated by any federal or state court sitting in the City, County and State of New York, and the Company consents to the non-exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute.  Nothing contained in this Section shall prevent the adjudication of any dispute under this Agreement by any other state or federal court, regardless of location, so long as such court has jurisdiction and is located in a proper venue.

(e)  This Note may be executed and delivered to the Holder by a facsimile transmission; such transmission shall be deemed a valid signature.

[Signature page follows]

IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date first above written.

AEOLUS PHARMACEUTICALS INC.
By: /s/ Michael P. McManus Name: Michael P. McManus Title: Chief Financial Officer

ANNEX I

FORM OF NOTICE OF ELECTION TO EXERCISE A CONVERSION RIGHT

Date:

To:           Aeolus Pharmaceuticals, Inc.

From:

Re:           Exercise of a Conversion Right

Pursuant to the terms of the Convertible Promissory Note (the “Note”) issued by Aeolus Pharmaceuticals, Inc. (the “Company”) to Elan Pharma International Limited (“Holder”) dated [________], 2007, specifically Section 3 thereof, Holder hereby notifies the Company of its intention to exercise a right of conversion.

Pursuant to Section 3 of the Note, Holder hereby elects to convert U.S.$__________ in aggregate principal amount and all accrued and unpaid interest thereon for shares of the Company’s Series B Preferred Stock, par value U.S.$0.01 per share, effective _____________, 200__.

We have instructed our attorneys to contact the Company to discuss the timing and documentation of the conversion.

Sincerely,
[HOLDER]
By: Name: Title:

Exhibit A

[FORM OF WARRANT]

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY

SECURITIES LAWS OF A STATE OR OTHER JURISDICTION AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (OTHER THAN TO AN AFFILIATE OR AS OTHERWISE PERMITTED BY THIS WARRANT CERTIFICATE PURSUANT TO WHICH THEY WERE ISSUED) EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR  (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL SATISFACTORY TO AEOLUS PHARMACEUTICALS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

AEOLUS PHARMACEUTICALS, INC.

WARRANT TO PURCHASE SHARES

OF SERIES B PREFERRED STOCK

THIS CERTIFIES THAT, for value received, Elan International Services, Ltd., a Bermuda exempted limited liability company, or its permitted transferees and successors as provided herein (each, a "Holder"), is entitled to subscribe for and purchase up to [____] shares, as adjusted pursuant to Section 4 (the "Shares"), of the fully paid and nonassessable Series B Convertible Preferred Stock, par value U.S.$0.01 per share (the "Series B Preferred Stock"), of Aeolus Pharmaceuticals, Inc., a Delaware corporation (the "Company"), at the price of U.S.$0.01 per share (such price, and such other prices that shall result from time to time, from the adjustments specified in Section 4, the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

1. Term. Subject to the limitations set forth in Sections 3 and 4, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after the date hereof and until 5:00 p.m. Eastern Standard Time, [5 YEARS AFTER DATE OF ISSUANCE]. To the extent not exercised at 5:00 p.m. Eastern Standard Time on [5 YEARS AFTER DATE OF ISSUANCE], this Warrant shall completely and automatically terminate and expire, and thereafter it shall be of no force or effect.

2. Method of Exercise; Payment; Issuance of New Warrant. (a) The purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Annex A duly executed) at the principal office of the Company and by the payment to the Company of an amount, at the option of the Holder, (i) in cash or other immediately available funds,

(ii) by the surrender of this Warrant (or a portion hereof) in accordance with the terms hereof but without payment in cash (a "Cashless Exercise") or (iii) with any combination of (i) and (ii). The number of shares of Series B Preferred Stock issuable in respect of a Cashless Exercise shall be computed using the following formula:

X = Y (A-B)

A

Where: X = the number of shares of Series B Preferred Stock to be issued to the Holder in respect of a Cashless Exercise

Y = the number of shares of Series B Preferred Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled in connection with such Cashless Exercise (at the date of such calculation)

A = the Fair Market Value (as defined below) of one share of the Company's Series B Preferred Stock (at the date of such calculation)

B = Warrant Price (as adjusted to the date of such calculation)

The "Fair Market Value" of one share of Series B Preferred Stock shall be equal to 10 times the closing sale price for the Company's common stock the day prior to exercise, adjusted appropriately to reflect the then-current conversion ratio of the Series B Preferred Stock pursuant to the Certificate of Incorporation of the Company (which conversion ratio is equal to 10 shares of common stock of the Company for each share of Series B Preferred Stock on the date hereof); provided, however, that if the Company's common stock is no longer traded on a securities exchange or the Over-the-Counter Bulletin Board the Fair Market Value shall be determined by the Company's Board of Directors in good faith and reasonably agreed to by the holders of the Series B Preferred Stock.

(b) The persons or entities in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is properly exercised and full payment for the Shares acquired pursuant to such exercise is made. Upon any exercise of the rights represented by this Warrant, certificates for the Shares purchased shall be delivered to the holder hereof as soon as possible and in any event within 30 days of receipt of such notice and payment, and unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such 30-day period.

3. Stock Fully Paid, Reservation of Shares. All Shares that may be issued upon the exercise of this Warrant will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, and will be free from all transfer taxes, liens and charges with respect to the issue thereof and assuming payment of the Warrant Price for all Shares so purchased, legally and validly owned by the Holder. During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon the exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Series B Preferred Stock to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to the adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification, Etc. In case of (i) any reclassification, reorganization, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value) into other shares or securities of the Company, or (ii) any consolidation of the Company with or into another entity (other than a merger or consolidation with another entity in which the Company is the acquiring and the surviving entity and that does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or (iii) any sale of all or substantially all the assets of the Company, then the Company, or such successor or purchasing entity, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant or a supplement hereto (in form and substance reasonably satisfactory to the holder of this Warrant), so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series B Preferred Stock theretofore issuable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities, receivable upon such reclassification, reorganization, change or conversion by a holder of the number of shares of Series B Preferred Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly attach to successive reclassifications, reorganizations, changes, and conversions.

(b) Splits; Subdivisions. (i) If at any time prior to the earlier of the exercise or expiration hereof the Company shall fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series B Preferred Stock or the determination of holders of Series B Preferred Stock entitled to receive a dividend or other distribution payable in additional shares of Series B Preferred Stock or other securities or property or rights convertible into, or entitling the holder thereof to receive directly or indirectly, any of the foregoing (hereinafter referred to as "Series B Stock Equivalents") without payment of any consideration by such holder for the additional shares of Series B Preferred Stock or the Series B Preferred Stock Equivalents (including the additional shares of Series B Preferred Stock issuable upon conversion or exercise thereof) then, this Warrant shall be adjusted for, in addition to the number of shares of the Series B Preferred Stock otherwise deliverable upon exercise of this Warrant, and without adjustment to the Warrant Price, the amount of such additional shares of Series B Preferred Stock and any Series B Preferred Stock Equivalents that the holder hereof would have received or become entitled to receive on the same terms and conditions as if such holder had been a holder of record of such Series B Preferred Stock as shall have been deliverable immediately prior to such record date pursuant to the terms of this Section 4; or

(ii) If the Company at any time during which this Warrant remains outstanding and unexpired shall subdivide or combine its Series B Preferred Stock, (A) in the case of a subdivision, the Warrant Price shall be proportionately decreased and the number of Shares purchasable hereunder shall be proportionately increased, and (B) in the case of a combination, the Warrant Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased.

(iii) The following provisions shall apply for purposes of this Section 4:

(A) the aggregate maximum number of shares of Series B Preferred Stock or other securities or property deliverable upon conversion or exercise of Series B Preferred Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued at the time such Series B Preferred Stock Equivalents were issued;

(B) in the event of any change in the number of shares of Series B Preferred Stock deliverable or in the consideration payable to the Company upon conversion or exercise of such Series B Preferred Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Warrant Price, to the extent in any way affected by or computed using such Series B Preferred Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Series B Preferred Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities; and

(C) upon the termination or expiration of the convertibility or exercisability of any such Series B Preferred Stock Equivalents, the Warrant Price, to the extent in any way affected by or computed using such Series B Preferred Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Series B Preferred Stock (and Series B Preferred Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Series B Preferred Stock Equivalents.

(c) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

(d) Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to this Section 4, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated. Such certificate shall be signed by its chief financial officer and shall be delivered to the Holder.

(e) Fractional Shares. No fractional shares of Series B Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series B Preferred Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

(f) Cumulative Adjustments. No adjustment in the Warrant Price shall be required under this Section 4 until cumulative adjustments result in a concomitant change of 1% or more of the Warrant Price or in the number of shares of Series B Preferred Stock purchasable upon exercise of this Warrant as in effect prior to the last such adjustment; provided, however, that any adjustment that by reason of this Section 4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

5. Compliance with Securities Act; Disposition of Warrant or Shares of Series B Preferred Stock.

(a) The Holder, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of applicable securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act of 1933, as amended (the "Act"), or an exemption from the registration requirements of such Act is available, the Holder shall confirm in writing, by executing an instrument in form reasonably satisfactory to the Company, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY SECURITIES LAWS OF A STATE OR OTHER JURISDICTION AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (OTHER THAN TO AN AFFILIATE OR AS OTHERWISE PERMITTED BY THIS WARRANT CERTIFICATE PURSUANT TO WHICH THEY WERE ISSUED) EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL SATISFACTORY TO AEOLUS PHARMACEUTICALS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

(b)(i) This Warrant may be transferred or assigned, in whole or in part, by EIS to its affiliates and subsidiaries, including any special purpose financing or similar vehicle affiliate. Other than as set forth in the preceding sentence, this Warrant may not be transferred or assigned by either party without the prior written consent of the other. Subject to the foregoing, this Warrant and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that the transferor and the Company shall continue to be liable and obligated for their respective obligations hereunder after any such assignment.

(ii) With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Shares, the Holder shall give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. Each certificate representing this Warrant or the Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid opinion of counsel for the Holder such legend is not required in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(iii) The shares of Series B Preferred Stock for which this Warrant is exercisable are entitled to the benefit of certain registration rights as set forth in that certain Registration Rights Agreement dated as of the date hereof between the Company and the initial Holder named herein.

6. Rights as Shareholders. No Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant is exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

7. Representations and Warranties. The Company represents and warrants to the Holder as follows:

(a) The Company has all requisite corporate power and authority to authorize and execute this Warrant and the certificates evidencing the Shares and to perform all obligations and undertakings under this Warrant and the certificates evidencing the Shares;

(b) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

(c) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable; and

(d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or bylaws, as amended, and do not and will not constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound.

8. Miscellaneous. (a) This Warrant may not be modified or amended, or any provisions hereof waived, except by written agreement of the Company and the Holder.

(b) All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as follows:

(i) if to the Company, to:

Aeolus Pharmaceuticals, Inc.
23811 Inverness Place
Laguna Niguel, California 92677
Attention: Chief Financial Officer
Facsimile: (949) 481-9829

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
3579 Valley Centre Drive
San Diego, CA  92130
Attention: Leigh P. Ryan
Facsimile: (858) 720-2555

(ii) if to EIS, to:

Elan Pharma International Limited
c/o 102 St. James Court
Flatts, Smith’s Parish
Bermuda FL04
Attention: President
Facsimile: (441) 292-2224

 (c) The Company covenants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of a bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

(d) The descriptive headings of the several sections and paragraphs contained in this Warrant are for reference purposes only and shall not affect in anyway the meaning or interpretation of this Warrant.

(e) This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of laws. Any dispute under this Warrant that is not settled by mutual consent may be finally adjudicated by any federal or state court sitting in the City, County and State of New York, and the Company consents to the non-exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute. Nothing contained in this Section shall prevent the adjudication of any dispute under this Warrant by any other state or federal court, regardless of location, so long as such court has jurisdiction and is located in a proper venue.

(f) This Warrant may be signed and delivered to the other party by a facsimile transmission; such transmission shall be deemed a valid signature.

(g) Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the February 7, 2007.

AEOLUS PHARMACEUTICALS, INC.

By: Name: Michael P. McManus Title: Chief Financial Officer

Annex A

NOTICE OF EXERCISE

To: Aeolus Pharmaceuticals, Inc.

1. The undersigned hereby elects to purchase _______ shares of Series B Preferred Stock of Aeolus Pharmaceuticals, Inc. pursuant to the terms of the attached Warrant, and tenders herewith full payment of the purchase price of such shares, in cash or other immediately available funds.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

____________________________________ (Name)

____________________________________

____________________________________ (Address)

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Signature: ____________________________

Name:__________________________ Address:________________________ _______________________________ _______________________________

Social Security or taxpayer identification number:

_____________________________________